Employee Termination and Restructuring Plans	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Employee Termination and Restructuring Plans
Employee Termination and Restructuring Plans
We recorded pre-tax employee termination and restructuring costs of $21.9 million, $30.7 million and $22.7 million for the years ended December 31, 2015, 2014 and 2013, respectively. No new material employee termination and restructuring plans were initiated during the year ended December 31, 2015. We expect to complete the integration-related restructuring plan actions related to the Bally and WMS integrations as discussed below during 2016. All other employee termination and restructuring actions reported in 2014 were completed as of December 31, 2014 and are not reflected in the tables below.
Bally Integration-Related Restructuring Plan
Upon our acquisition of Bally in November 2014, we began integrating Scientific Games and Bally by implementing our plans to streamline our operations and cost structure. We have recorded costs that meet the criteria under ASC 420, in each of our business segments associated with integration activities that have been initiated in the relevant period. These costs include employee termination costs, costs relating to the exiting of facilities and product lines, as well as costs relating to existing contracts.
WMS Integration-Related Restructuring Plan
Upon our acquisition of WMS in October 2013, we began integrating Scientific Games and WMS and implementing our plans to streamline our operations and cost structure. We have recorded costs that meet the criteria under ASC 420 in each of our business segments associated with integration activities that have been initiated in the relevant period. These costs include employee termination costs, costs relating to the exiting of facilities and costs related to exiting two immaterial business lines.
Unallocated corporate employee termination costs primarily related to terminations of certain executives, including our former chief executive officer, in the fourth quarter of 2013.
Employee Termination and Restructuring Costs by Business Segment
The following table presents a summary of employee termination and restructuring costs by business segment related to the restructuring plans described above, including the cumulative costs incurred through December 31, 2015 since the relevant restructuring activities were initiated and the total expected costs related to the relevant restructuring activities that have been initiated. As additional integration-related activities are initiated, we expect to incur additional costs related to those activities.

Business Segment		Employee Termination Costs	Property Costs	Other	Total
Gaming (1)	2015	$10.3	$—	$0.9	$11.2
	Cumulative	28.6	0.9	3.8	33.3
	Expected Total	28.6	0.9	3.8	33.3

Lottery	2015	0.2	—	—	0.2
	Cumulative	3.3	0.4	—	3.7
	Expected Total	3.3	0.4	—	3.7

Interactive	2015	1.4	—	0.1	1.5
	Cumulative	5.2	0.4	5.0	10.6
	Expected Total	5.2	0.4	5.0	10.6

Unallocated corporate (2)	2015	5.0	2.0	2.0	9.0
	Cumulative	16.3	4.3	2.0	22.6
	Expected Total	16.3	4.3	2.0	22.6

Total	2015	$16.9	$2.0	$3.0	$21.9
	Cumulative	$53.4	$6.0	$10.8	$70.2
	Expected Total	$53.4	$6.0	$10.8	$70.2
(1) Other restructuring costs reflect costs related to the exit of two immaterial business lines.
(2) Unallocated corporate employee termination costs primarily relates to an accrual for cash severance due to our former chief executive officer and special termination benefits for the retirement of our chief financial officer.
The following table presents a summary of restructuring charges and the changes in the restructuring accrual during 2015:

	Employee Termination Costs	Property Costs	Other	Total
Balance as of December 31, 2014	$17.9	$1.7	$3.0	$22.6
Accrual additions	16.9	2.0	3.0	21.9
Cash payments	(27.5)	(2.9)	(4.6)	(35.0)
Balance as of December 31, 2015	$7.3	$0.8	$1.4	$9.5